                                                                  EXHIBIT 10.1.7

                                FIRST AMENDMENT

          FIRST AMENDMENT, dated as of November 17, 2000 (this "Amendment"), to
                                                                ---------
the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000, as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM
           ----------------                             --------
Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada
                     -------------
(the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the
      -----------------                                         ---------
several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger
                      -------
and book manager (in such capacity, the "Arranger"), The Bank of Nova Scotia, as
                                         --------
syndication agent (in such capacity, the "Syndication Agent"), Lehman Commercial
                                          -----------------
Paper Inc., as general administrative agent (in such capacity, the "General
                                                                    -------
Administrative Agent"), The Bank of Nova Scotia, as Canadian administrative
--------------------
agent (in such capacity, the "Canadian Administrative Agent"), Lehman Commercial
                              -----------------------------
Paper Inc., as collateral monitoring agent (in such capacity, the "Collateral
                                                                   ----------
Monitoring Agent"), and General Electric Capital Corporation, as documentation
----------------
agent (in such capacity, the "Documentation Agent").
                              -------------------


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Holdings and the Borrowers have requested that the Lenders amend certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

          WHEREAS, the Required Lenders have agreed to amend the Credit Agreement in the manner and upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms. As used herein, terms defined in this Amendment or
              -------------
in the Credit Agreement are used herein as so defined.

          2.  Amendment to Section 11.2 of the Credit Agreement. Section 11.2
              -------------------------------------------------
of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (p); (b) deleting the period at the end of paragraph (q); (c) inserting"; and"; and (d) inserting the following new paragraph (r) at the end of such Section:

          "(r) Indebtedness of the U.S. Borrower to the Canadian Borrower in an aggregate amount not to exceed U.S. $50,000,000 at any one time outstanding."

          3.  Effectiveness. The Amendment shall become effective on the date
              -------------
(the "First Amendment Effective Date") of satisfaction of the following
      ------------------------------
conditions precedent:

          (a) The General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and each of the Borrowers.

          (b) The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders constituting the Required Lenders
       ----------------------
     and the Required Prepayment Lenders.

          (c) The General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than Holdings and the Borrowers.

          (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

          4.  Representations and Warranties. After giving effect to the
              ------------------------------
amendment contained herein, on the First Amendment Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement; provided that each reference in such Section 8 to "this Agreement" shall be
--------
deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.

          5.  Continuing Effect; No Other Amendments. Except as expressly
              --------------------------------------
amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          6.  No Default. No Default or Event of Default shall have occurred
              ----------
and be continuing as of the First Amendment Effective Date after giving effect to this Amendment.

          7.  Counterparts. This Amendment may be executed in any number of
              ------------
counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          8.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              SMTC CORPORATION


                              By: /s/ Richard Smith
                                 -----------------------------
                                Name: Richard Smith
                                Title: Chief Financial Officer


                              HTM HOLDINGS, INC.


                              By: /s/ Richard Smith
                                 -----------------------------
                                Name: Richard Smith
                                Title: Chief Financial Officer

                              SMTC MANUFACTURING CORPORATION OF CANADA


                              By: /s/ Richard Smith
                                 -----------------------------
                                Name: Richard Smith
                                Title: Chief Financial Officer

                              LEHMAN COMMERCIAL PAPER INC., as
                                General Administrative Agent


                              By: /s/ Jeffrey Goodwin
                                 -----------------------------
                                Name: Jeffrey Goodwin
                                Title: Authorized Signatory

                              LEHMAN COMMERCIAL PAPER INC., as
                              Collateral Monitoring Agent and as a Lender


                              By: /s/ Jeffrey Goodwin
                                 -----------------------------
                                Name: Jeffrey Goodwin
                                Title: Authorized Signatory

                              THE BANK OF NOVA SCOTIA, as Canadian
                              Administrative Agent


                              By:  /s/ Paul Phillips
                                  -----------------------------
                                Name: Paul Phillips
                                Title: Director


                              THE BANK OF NOVA SCOTIA, as Syndication
                              Agent and as a Lender


                              By:  /s/ M. Van Otterloo
                                  -----------------------------
                                Name: M. Van Otterloo
                                Title: Managing Director


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Documentation Agent and as a Lender


                              By:  /s/ John Goodwin
                                  -----------------------------
                                Name: John Goodwin
                                Title: Duly Authorized Signatory

                          ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned parties to the Amended and Restated Guarantee and Collateral Agreement, dated as of July 27, 2000, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing Amendment to the Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Amended and Restated Guarantee and Collateral Agreement and in the Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Amended and Restated Credit and Guarantee Agreement.

                                         SMTC CORPORATION


                                         By: /s/ Richard Smith
                                            ---------------------------
                                         Title: Chief Financial Officer


                                         HTM HOLDINGS, INC.


                                         By: /s/ Richard Smith
                                            ---------------------------
                                         Title: Chief Financial Officer


                                         SMTC MANUFACTURING CORPORATION
                                         OF TEXAS


                                         By: /s/ Richard Smith
                                            ---------------------------
                                         Title: Chief Financial Officer


                                         SMTC MANUFACTURING CORPORATION
                                         OF CALIFORNIA


                                         By: /s/ Richard Smith
                                            ---------------------------
                                         Title: Chief Financial Officer

                                         SMTC MANUFACTURING CORPORATION
                                         OF NORTH CAROLINA


                                         By: /s/ Richard Smith
                                            ----------------------------
                                         Title: Chief Financial Officer


                                         SMTC MEX HOLDINGS, INC.


                                         By: /s/ Richard Smith
                                            ----------------------------
                                         Title: Chief Financial Officer


                                         SMTC MANUFACTURING CORPORATION
                                         OF COLORADO


                                         By: /s/ Richard Smith
                                            ----------------------------
                                         Title: Chief Financial Officer


                                         SMTC MANUFACTURING CORPORATION
                                         OF MASSACHUSETTS


                                         By: /s/ Richard Smith
                                            ----------------------------
                                         Title: Chief Financial Officer


                                         PENSAR CORPORATION


                                         By: /s/ Richard Smith
                                            ----------------------------
                                         Title: Chief Financial Officer

                                                                       EXHIBIT A
                             LENDER CONSENT LETTER

                              HTM HOLDINGS, INC.
                   SMTC MANUFACTURING CORPORATION OF CANADA
                             AMENDED AND RESTATED
                        CREDIT AND GUARANTEE AGREEMENT
                           DATED AS OF JULY 27, 2000

To:  Lehman Commercial Paper Inc.,
      as General Administrative Agent
     3 World Financial Center
     New York, New York  10285

Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000, as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among HTM
                                           ----------------
Holdings, Inc. (the "U.S. Borrower"), SMTC Corporation ("Holdings"), SMTC
                     -------------                       --------
Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the
                                          -----------------
U.S. Borrower, the "Borrowers"), the several banks and other financial
                    ---------
institutions or entities from time to time parties thereto (the "Lenders"),
                                                                 -------
Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined
     ----------------------------
herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

          The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the First Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "First Amendment").
                                                             ---------------

          Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the First Amendment.

                              Very truly yours,

                              ___________________________
                              (NAME OF LENDER)

                              By:__________________________________
                                  Name:
                                  Title:

Dated as of November __, 2000